Exhibit 10.14

EXECUTION

TERNIUM ACCESSION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of September 22, 2005, is by and among I.I.I. – INDUSTRIAL INVESTMENTS INC., a British Virgin Islands business company (“I.I.I” or the “Assignor”), TERNIUM S.A., a Luxembourg société anonyme holding, formerly known as ZOOMPART HOLDING, S.A. (“Ternium” or the “Assignee”), CITIBANK, N.A., as administrative agent under that certain Second Amended and Restated Credit Agreement, dated as of August 16, 2005, by and among the Assignor, the lenders listed on the signature pages thereof, Citibank, N.A., as administrative agent, and Citibank, N.A. as collateral agent (as amended by Amendment No. 1 thereto, dated as of September 21, 2005, the “Credit Agreement”), on behalf of the Lenders under the Credit Agreement, and CITIBANK, N.A. as collateral agent under the Credit Agreement, on behalf of the Secured Parties. All capitalized terms used and not defined herein have the respective meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 8.08 of the Credit Agreement, the Assignor proposes to assign all of its rights and obligations under the Credit Agreement to the Assignee, and the Assignee proposes to assume all of such rights and obligations and to accede to the Credit Agreement as Borrower thereunder as consideration for the transfer by the Assignor to the Assignee of all of the Assignor’s direct and indirect Equity Interests in each of Siderar, Amazonia, Ylopa and Techintrade (the “Assignor Interests”) and for other good and valuable consideration;

WHEREAS, in connection with such accession the Assignee agrees as further provided herein;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1. Assignment and Assumption. (a) Effective upon satisfaction of the conditions set forth in Section 2 hereof and upon the terms and subject to the conditions otherwise set forth in this Agreement, the Assignor hereby irrevocably assigns, sells, transfers and conveys to the Assignee, and the Assignee hereby assumes, purchases, takes and acquires from the Assignor, without recourse, all of the Assignor’s rights, benefits and obligations under the Credit Agreement and hereby accedes to the Credit Agreement in all respects as Borrower thereunder (the “Assignment”). Effective upon such Assignment, the Assignee shall succeed to the rights and be obligated to perform the obligations of the Borrower under the Credit Agreement and each Subordinated Loan constituting part of the Capital Contribution in accordance with the terms thereof, and shall become party to the Amended and Restated Stock Pledge Agreement dated as of the date hereof, by and among I.I.I., Banco Nacional de México, S.A., Integrante del Grupo Financiero Banamex División Fiduciaria, Hyslamex, S.A. de C.V. and Ternium (the “Amended and Restated Stock Pledge Agreement”), in its capacity as set forth therein, and the Assignor shall become an Intermediate Holding Company under the Credit Agreement and shall relinquish its rights and be released from its obligations as Borrower under the Credit Agreement and each Subordinated Loan constituting part of the Capital Contribution

(but shall, for the avoidance of doubt, retain its rights and remain obligated under each Collateral Document (including, without limitation, the Amended and Restated Stock Pledge Agreement), each Subordinated Loan constituting part of the Capital Contribution in accordance with the terms, thereof and under the Shareholders’ Agreement in all respects to the extent party thereto in a capacity other than as Borrower). The parties hereto acknowledge and agree that this Agreement does not affect in any way the validity or enforceability of the Credit Agreement or any of the Loan Documents, and that by virtue of this Agreement the obligations of the Borrower under the Credit Agreement are neither altered nor replaced by new obligations.

(b) In consideration of the Assignee assuming all of the Assignor’s obligations under the Credit Agreement pursuant to this Agreement, the Assignor shall, as soon as practicable after the Accession Effective Date, assign, sell, transfer and convey to the Assignee all of the Assignor Interests.

SECTION 2. Effectiveness. The Assignment shall be effective as of the Business Day, on or after the date of execution of this Agreement by all parties hereto, on which each of the conditions set forth in Section 8.08 of the Credit Agreement (it being acknowledged that Sections 8.08(a) and 8.08(b) thereof have been satisfied prior to the date hereof) has been satisfied or (other than with respect to Section 8.08(j) thereof) waived by the Majority Lenders (the “Accession Effective Date”).

SECTION 3. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants, to the Agents for the benefit of the Lenders, as of the Accession Effective Date, as set forth in Exhibit A hereto (each Schedule thereto being, in accordance with the terms of the Credit Agreement, substituted in place of the corresponding Schedule thereto).

SECTION 4. Additional Agreements of Assignee. The Assignee hereby agrees, for the benefit of the Agents and the Lenders, that, effective upon the Assignment and notwithstanding anything to the contrary in the Credit Agreement:

(a) the Assignee shall, in addition to any of its obligations set forth in Section 5.01(m) of the Credit Agreement, at all times (i) comply, and cause I.I.I. fully to comply, with the provisions of the Amended and Restated Stock Pledge Agreement and each other Collateral Document as and when specified therein, and (ii) cause I.I.I. to cause and maintain, at all times, the registration of the Amended and Restated Stock Pledge Agreement in the register of mortgages and charges of I.I.I. and, unless the Majority Lenders shall have determined that such registration shall no longer be necessary or advisable, the registration of the Amended and Restated Stock Pledge Agreement in the Register of Registered Charges held by the Registry of Corporate Affairs in respect of I.I.I. and any other appropriate Governmental Authority in the British Virgin Islands and/or any other registration or filing required under applicable law of the British Virgin Islands or such other jurisdiction of registration reasonably acceptable to the Majority Lenders for the creation of a perfected first priority security interest in the Collateral;

(b) the Assignee shall, in addition to any of its obligations set forth in Section 5.01(p) of the Credit Agreement, (i) maintain its ownership of I.I.I. at the same or greater percentage of ownership as exists on the Accession Effective Date, (ii) cause I.I.I. to comply with its obligations under the Shareholders’ Agreement, and (iii) in the event that either of the Borrower or I.I.I. at any time after consummation of the Acquisition and prior to the repayment in full of all Obligations in respect of the Tranche A Loans acquires additional Equity Interests in Hylsamex, upon such acquisition, cause such Equity Interests to become subject to the Amended and Restated Stock Pledge Agreement and to be subject to a valid and perfected first priority Lien in favor of the Co-Collateral Agent thereunder (including, without limitation, by executing and delivering such documents or other instruments as may be required pursuant to Section 5.01(1) of the Credit Agreement);

(c) the Assignee shall, in addition to any of its obligations set forth in Section 5.01(r) of the Credit Agreement, at all times, cause I.I.I. to maintain its registration as a company under the BVIBC Act in accordance with paragraph 2 of Schedule 2 of the BVIBC Act (or any successor provision thereto) unless the Majority Lenders shall have determined that such registration shall no longer be necessary or advisable;

(d) for all purposes under the Credit Agreement, including without limitation, Section 6.01(c) thereof, the Agents and the Lenders shall be entitled to treat the foregoing obligations under clauses (a) through (c) hereof in all respects as though fully set forth in the respective Sections of the Credit Agreement named in each such clause; and

(e) for all purposes under the Credit Agreement, including without limitation Article VI thereof, the Agents and the Lenders shall be entitled to treat references to “the Borrower” under any of Sections 6.01(b), (i) or (k) as references to “the Borrower or I.I.I.” in all cases as through fully set forth in such Section of the Credit Agreement.

SECTION 5. Indemnity. Each of the Assignor and the Assignee hereby agrees to indemnify and hold harmless each Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) this Agreement and any of the transactions contemplated herein, including without limitation any such claims, damages, losses, liabilities or expenses resulting from any breach by the Assignee or the Assignor of any representation, warranty, agreement or undertaking contained herein or the enforcement of the terms hereof, in each case except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Assignee or the Assignor, any of their respective directors, equityholders or creditors or an Indemnified Party or any other Person, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower also agrees not to assert any claim for special, indirect, consequential or punitive damages against any Indemnified Party or the attorneys of such Indemnified Party, on any theory of liability arising out of or otherwise relating to this Agreement, any other Loan Document, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the

Loans. It is expressly understood and agreed that the Co-Collateral Agent is and shall be third party beneficiary of this Section 5 and shall have the right to enforce the provisions of this Section 5 with the same effect as if the Co-Collateral Agent were signatory hereto. Except as expressly stated herein, this Section 5 shall be solely for the benefit of the parties to this Agreement, and no other Person shall be a third-party beneficiary hereof.

SECTION 6. Additional Actions. Each of the Assignor and the Assignee shall obtain any consents, make any filings, execute any instruments and take any other actions that may be necessary to give full effect to the transactions contemplated by this Agreement.

SECTION 7. Rights of Parties. Other than as expressly stated herein, nothing in this Agreement is intended to confer any rights or remedies on any persons other than the parties hereto, the Lenders, and their respective successors and assigns.

SECTION 8. Severability. If any provision of this Agreement shall be held or deemed to be invalid, inoperative or unenforceable, such circumstances shall not affect the validity of any other provision of this Agreement or any Loan Document, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

SECTION 9. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of the other party and the Administrative Agent.

SECTION 10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

I.I.I.-INDUSTRIAL INVESTMENTS INC.

By:	/s/ Fernando R. Mantilla
Name:	FERNANDO R. MANTILLA
Title:	ATTORNEY-IN-FACT

By:	/s/ Carlos M. Franck
Name:	CARLOS M. FRANCK
Title:	ATTORNEY-IN-FACT

TERNIUM S.A.

By:	/s/ Fernando R. Mantilla
Name:	FERNANDO R. MANTILLA
Title:	DIRECTOR

By:	/s/ Carlos M. Franck
Name:	CARLOS M. FRANCK
Title:	DIRECTOR

CITIBANK, N.A., as Administrative Agent on behalf of the Lenders

By:
Name:
Title:

CITIBANK, N.A., as Collateral Agent

By:
Name:
Title

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

I.I.I. – INDUSTRIAL INVESTMENTS INC.

By:
Name:
Title:

By:
Name:
Title:

TERNIUM S.A.

By:
Name:
Title:

By:
Name:
Title:

CITIBANK, N.A., as Administrative Agent on behalf of the Lenders

By:	/s/ Carlos Corona
Name:	Carlos Corona
Title:	Vice President

CITIBANK, N.A., as Collateral Agent

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

I.I.I. – INDUSTRIAL INVESTMENTS INC.

By:
Name:
Title:

By:
Name:
Title:

TERNIUM S.A.

By:
Name:
Title:

By:
Name:
Title:

CITIBANK, N.A., as Administrative Agent on behalf of the Lenders

By:
Name:
Title:

CITIBANK, N.A., as Collateral Agent

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Titte:	Vice - President

Exhibit A

Representations and Warranties of Assignor and Assignee

(a) Each of I.I.I., Ternium and each of their Relevant Subsidiaries (i) is a corporation duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and, to the extent applicable, in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except to such extent as it could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Accession Effective Date, all of the outstanding Equity Interests in each of Ternium and I.I.I. have been validly issued, are fully paid and non-assessable and are owned by the Persons described in Schedule 4.01(a) hereto free and clear of all Liens.

(b) The execution, delivery and performance by each of I.I.I. and Ternium of each of the Zoompart Succession Documents, as defined in the Credit Agreement (for purposes hereof, and including, for the avoidance of doubt, each of the Subordinated Loans constituting part of the Capital Contribution (for purposes hereof, the “Subordinated Loans”), the “Ternium Succession Documents”) to which it is a party and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, are within Ternium’s and I.I.I.’s respective corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene (A) Ternium’s or I.I.I.’s constituent documents (e.g., by-laws or articles of association) or any of their respective Relevant Subsidiaries’ constituent documents, (B) any law, regulation or decree binding on or affecting Ternium, I.I.I. or any of their respective Relevant Subsidiaries or any of their respective properties or (C) any contractual restriction under any contract, agreement, instrument or other document binding on or affecting Ternium, I.I.I. or any of their respective Relevant Subsidiaries, and (ii) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Ternium, I.I.I. or any of their respective Relevant Subsidiaries.

(c) Set forth in Schedule 4.01(c) hereto is a complete and accurate list of all Relevant Subsidiaries of each of Ternium and I.I.I., showing as of the Accession Effective Date the jurisdiction of its organization or incorporation, the number of shares or other membership interests of each class of its Equity Interests authorized, and the number outstanding, and the percentage of each such class of its Equity Interests owned (directly or indirectly) by Ternium and the number of shares or other membership interests covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. All of the outstanding Equity Interests in Ternium’s Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by Ternium or one or more of its Relevant Subsidiaries free and clear of all Liens, except the Liens listed on Schedule 1.01-D hereto. As of the Accession Effective Date, (i) the Zoompart Accession (as defined in each of the Subordinated Loans) has occurred under each Subordinated Loan and Ternium has become the obligor to the Lender thereunder (as defined therein) in accordance with the terms thereof and (ii) I.I.I. is an Intermediate Holding Company under the Credit Agreement.

(d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for (i) the due execution, delivery and performance by Ternium and I.I.I. of the Ternium Succession Documents, (ii) the due execution, delivery and performance by Ternium and I.I.I. of any Loan Document, (iii) the grant of Liens by I.I.I. under the Collateral Documents; (iv) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (v) the exercise by any Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than, in connection with the enforcement of the Collateral Documents, approval from the Comisión Federal de Competencia and, if applicable, the Comisión Nacional de Inversiones Extranjeras and the Comisión Nacional Bancaria y de Valores.

(e) Each Ternium Succession Document and each other Loan Document has been duly executed and delivered by Ternium, I.I.I. and each of their respective Relevant Subsidiaries party thereto. Each Ternium Succession Document and other Loan Document is the legal, valid and binding obligation of Ternium, I.I.I. and each of their respective Relevant Subsidiaries party thereto, enforceable against Ternium, I.I.I. and each of their respective Relevant Subsidiaries party thereto in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(f) (x) The financial statements of Ternium, including balance sheets, income, and cash flow statements dated as of June 30, 2005 and audited and certified by independent certified public accountants of recognized international standing, copies of which have been furnished to each Lender, fairly present in all material respects the Consolidated financial condition of Ternium as at such dates and the Consolidated results of the operations of Ternium for the periods ended on such dates, all in accordance with Applicable GAAP, (y) all financial statements delivered by I.I.I. pursuant to the Loan Documents prior to the Accession Effective Date fairly present in all material respects the financial condition of the Persons described therein as at such dates and the results of the operations of such Persons for the periods ended on such dates, all in accordance with Applicable GAAP. As of June 30, 2005 and to date, there has been no material change to the financial condition of Ternium from that depicted in the financial information set forth in the financial statements referred to in (x) above.

(g) There is no pending or, to the knowledge of Ternium, I.I.I. or any of their respective Relevant Subsidiaries, threatened, action, suit, investigation or proceeding, including, without limitation, any Environmental Action, affecting Ternium, I.I.I. or any of their respective Subsidiaries before any court, Governmental Authority or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than, with respect to any of their respective Relevant Subsidiaries, the Disclosed Litigation), or (ii) purports to affect the legality, validity or enforceability of any Ternium Succession Document or other Loan Document or the consummation of the transactions contemplated hereby or thereby, and there has been no material adverse change since the date of the Credit Agreement in the status, or financial effect on Ternium, I.I.I. or any of their respective Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(j) hereto.

(h) None of Ternium, I.I.I. or any of their respective Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan were or will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. None of Ternium, I.I.I. or any of their respective Relevant Subsidiaries owns any Margin Stock.

(i) All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect, and the Collateral Documents create in favor of the Co-Collateral Agent for the benefit of the Secured Parties, the Collateral Agent and the Administrative Agent a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations. I.I.I. is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the Liens created under the Loan Documents.

(j) Ternium, I.I.I. and each of their respective Relevant Subsidiaries has filed, has caused to be filed or has been included in all material tax returns (national, departmental, local, municipal and foreign) required to be filed and has paid all material taxes, assessments, fees and other charges (including interest and penalties) due with respect to the years covered by such returns. Ternium, I.I.I. and each of their respective Relevant Subsidiaries organized or incorporated in Mexico has made all payments, if any, with respect to Mexican statutory employee profit sharing and as required by applicable law in Mexico to the Mexican Institute for Social Security (Instituto Mexicano del Seguro Social), to the Instituto del Fondo Nacional de la Vivienda para los Trabajadores (IFONAVIT) or pursuant to the Sistema de Ahorro para el Retiro (SAR), except to the extent that any non-payment could not reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against Ternium, I.I.I. or any of their respective Relevant Subsidiaries that, if made, could have a Material Adverse Effect.

(k) Ternium, I.I.I. and each of their respective Relevant Subsidiaries is in compliance with all applicable laws, ordinances, rules, regulations and requirements of all Governmental Authorities (including, without limitation, all governmental licenses, certificates, permits, franchises and other governmental authorizations and approvals necessary to the ownership of its properties or to the conduct of its business, Environmental Laws, and laws with respect to social security and pension fund obligations), except to the extent that any noncompliance therewith could not reasonably be expected to have a Material Adverse Effect.

(1) Set forth on Schedule 4.01(1) hereto is a complete and accurate list of all Material Contracts of Ternium, I.I.I. and the Material Subsidiaries, showing the parties, subject matter and term thereof. Each Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified (other than any amendment or modification therein specified), is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms, and there exists no material, default under any Material Contract by any party thereto.

(m)No income, stamp or other taxes (other than taxes on, or measured by, net income or net profits) or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are or will be, under applicable law in the British Virgin Islands, Luxembourg, Argentina, Chile or Mexico, imposed, assessed, levied or collected by the British Virgin Islands, Luxembourg, Argentina, Chile or Mexico or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of any Ternium Succession Document or any other Loan Document or (ii) on any payment to be made by Ternium or any Relevant Subsidiary pursuant to any Ternium Succession Document or any other Loan Document.

(n) A complete and accurate list of all Existing Debt, showing the obligor and the principal amount outstanding thereunder as of the Accession Effective Date is set forth on Schedule 1.01-C hereto.

(o) A complete and accurate list of all Existing Liens showing the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of the Relevant Subsidiaries subject thereto as of the Accession Effective Date is set forth on Schedule 1.01-D hereto.

(p) Ternium, I.I.I. and each of the Material Subsidiaries has good and marketable title to its respective real properties and good title to all of its other respective assets, including the properties and assets reflected in the financial statements delivered pursuant hereto (other than inventory sold in the ordinary course of business and other than to the extent immaterial to Ternium, I.I.I. or any such Subsidiary), subject to no Lien except as permitted under Section 5.02(a) of the Credit Agreement (including Existing Liens described under Section 4.01(o) of the Credit Agreement). All leases necessary for the conduct of the business of each of Ternium, I.I.I. and the Material Subsidiaries are valid and in full force and effect, except as could not reasonably be expected to have a Material Adverse Effect.

(q) None of Ternium, I.I.I. or any of the Material Subsidiaries is in default under any material provision of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement or instrument to which Ternium, I.I.I. or any of the Material Subsidiaries is party or by which Ternium, I.I.I. or any of the Material Subsidiaries or any of their respective properties or assets are or may be bound.

(r) There exist no restrictions on dividends and cash distributions from Ternium’s Subsidiaries, other than restrictions arising out of (i) applicable law or (ii) Existing Debt or other agreements, in each case as described on Schedule 3.01(e) hereto.

(s) Neither Ternium, I.I.I nor any of their respective Relevant Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Ternium, I.I.I. or any of their respective Relevant Subsidiaries or, to the knowledge of Ternium, I.I.I. or any of their respective Relevant Subsidiaries, threatened against Ternium, I.I.I. or any of their respective Relevant Subsidiaries, before any Governmental Authority with responsibility, authority or jurisdiction for such matters, and no grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Ternium, I.I.I.

or any of their respective Relevant Subsidiaries or, to the knowledge of Ternium, I.I.I. or any of their respective Relevant Subsidiaries, threatened against Ternium, I.I.I. or any of their respective Relevant Subsidiaries and (ii) no strike, labor dispute, slowdown or stoppage pending against Ternium, I.I.I. or any of their respective Relevant Subsidiaries or, to the knowledge of Ternium. I.I.I. or any of their respective Relevant Subsidiaries, threatened against Ternium, I.I.I. or any of their respective Relevant Subsidiaries, which in either clause (i) or (ii) could reasonably be expected to have a Material Adverse Effect.

(t) Ternium and I.I.I. are subject to civil and commercial law with respect to their respective obligations under the Ternium Succession Documents and the other Loan Documents, and the execution, delivery and performance by Ternium and I.I.I. of such documents constitute private and commercial acts (jure gestionis acts) rather than public or governmental acts (jure imperil acts). None of Ternium I.I.I. or any of their respective Relevant Subsidiaries nor any of their respective properties has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the United States, Argentina, Venezuela, Chile, Mexico, Luxembourg or the British Virgin Islands, as applicable.

(u) Ternium’s obligations under the Credit Agreement constitute direct, secured, unconditional and unsubordinated obligations of Ternium and do rank and will rank at least pari passu in priority of payment and in all other respects with all other present and future senior secured, unsubordinated Debt of Ternium.

(v) Each of the Ternium Succession Documents and the other Loan Documents is in proper legal form under all applicable laws for the enforcement thereof in accordance with their respective terms against the parties thereto under such laws. To ensure the legality, validity, enforceability or admissibility into evidence of the Ternium Succession Documents and the other Loan Documents, it is not necessary that any of such Ternium Succession Documents or other Loan Documents or any other document be filed or recorded with any applicable Governmental Authority or that any stamp or similar tax be paid on or in respect of the Ternium Succession Documents or the Credit Agreement, or any other such document. Neither Ternium, I.I.I nor any of their respective property has any immunity on the ground of sovereignty or otherwise, from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under any applicable laws in respect of the respective obligations of Ternium and I.I.I. under the Ternium Succession Documents or from the execution or enforcement of any judgment resulting therefrom, and if Ternium, I.I.I or any of their respective revenues, assets or properties should become entitled to any such right of immunity, Ternium and I.I.I. have effectively waived such right pursuant to Section 8.13(d) of the Credit Agreement. It is not necessary in order for any Lender to enforce any of its rights or remedies under the Ternium Succession Documents or the other Loan Documents or solely by reason of the execution, delivery and performance by I.I.I. and Ternium of the Ternium Succession Documents or the other Loan Documents, that any Lender be licensed or qualified with any Mexican, Luxembourg, Argentine, Chilean or British Virgin Islands Governmental Authority or be entitled to carry on business in any jurisdiction.

(w) Ternium, a non-bank entity located outside the United States, understands that it is the policy of the Board of Governors of the U.S. Federal Reserve System that extensions of credit by international banking facilities (as defined in Section 204.8(a) of Regulation D) may be used only to finance the non-U.S. operations of a customer (or its foreign affiliates) located outside the United States as provided in Section 204.8(a)(3)(vi) of Regulation D. Therefore, I.I.I. acknowledges that the proceeds of the Loans by the international banking facility of such Lender were used solely to finance I.I.I.’s operations outside the United States or that of I.I.I.’s non-U.S. affiliates.

(x) Neither Ternium nor any of its Subsidiaries is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

(y) No information, exhibit or report furnished by or on behalf of Ternium, I.I.I. or any of their respective Subsidiaries to any Lender, any Agent or CGMI in connection with the negotiation of the Ternium Succession Documents or the other Loan Documents or pursuant to the terms of any Ternium Succession Document or any other Loan Document contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except with respect to forecasts and projections, which have been prepared in good faith and based on reasonable assumptions in light of all information known, or that should reasonably have been known, to management of Ternium as of the date of their preparation.

(z) The provisions in each Ternium Succession Documents and each other Loan Document as to (i) the choice of New York law as the governing law thereof, (ii) the irrevocable appointment of the Process Agent to receive service of process on behalf of Ternium, I.I.I. or any of their respective Subsidiaries party thereto, (iii) the submission by Ternium, I.I.I. or any of their respective Subsidiaries party thereto to the jurisdiction of the New York Courts and (iv) the manner of effecting service of process as set forth therein, are legal, valid, binding on and enforceable under the laws of the British Virgin Islands, Luxembourg, Argentina, Chile and Mexico and the jurisdiction of incorporation of each such Subsidiary.

(aa) As of any date and after giving effect to each of the Ternium Succession and the application of the proceeds of the Loans, (a) the fair value of the assets of each of Ternium and I.I.I. will exceed its debts, as determined in accordance with Applicable GAAP, and all other liabilities, whether subordinated, contingent or otherwise, (b) each of Ternium and I.I.I. will be able to pay its Debts and all other liabilities, whether subordinated, contingent or otherwise, as such Debts and liabilities become due and payable and (c) each of Ternium and I.I.I. will have sufficient capital to carry on its business.

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